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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

                        Commission File Number 1-9601

       Date of Report (date of earliest event reported): April 1, 2003


                         K-V PHARMACEUTICAL COMPANY
           (Exact name of registrant as specified in its charter)


              DELAWARE                                 43-0618919
   (State or other jurisdiction of        (I.R.S. Employer Identification No.)
   incorporation or organization)

        2503 SOUTH HANLEY ROAD
         ST. LOUIS, MISSOURI                              63144
 (Address of principal executive offices)               (Zip Code)


                               (314) 645-6600
            (Registrant's telephone number, including area code)


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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements. Not applicable.
                  --------------------

         (b)      Pro forma financial information. Not applicable.
                  -------------------------------

         (c)      Exhibits. See Exhibit Index.
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ITEM 9.           REGULATION FD DISCLOSURE

         On April 1, 2003, K-V Pharmaceutical Company's Ther-Rx Corporation subsidiary acquired from Schwarz Pharma the Niferex(R) product line for approximately $14.3 million. In addition, on April 2, 2003 the Ther-Rx Corporation acquired from Germany's ALTANA Pharma AG the Chromagen(R) and StrongStart(R) product lines comprising six products. See Press Releases attached as Exhibits 99.1 and 99.2.

                                 *    *    *



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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 3, 2003

                                  K-V PHARMACEUTICAL COMPANY



                                  By: /s/ Gerald R. Mitchell
                                      -------------------------------
                                      Gerald R. Mitchell
                                      Vice President, Treasurer and
                                      Chief Financial Officer



EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1              Press Release, dated April 1, 2003, issued by
                  K-V Pharmaceutical Company.

99.2              Press Release, dated April 2, 2003, issued by
                  K-V Pharmaceutical Company.